EXHIBIT NO. 10.02

ASSIGNMENT

     THIS ASSIGNMENT made effective the 29th day of November, 1996, by and between Mountaineer Gas Transmission, Inc.; DBA; Majestic Gas Transmission, Inc., a corporation, 408 37th Street, Parkersberg, West Virginia 26101, hereinafter referred to as Assignor, and Wasatch Pharmaceutical, Inc., 714 East 7200 South, Midvale, UT 84047, hereinafter referred to as Assignee.

     WITNESSETH: That for and inconsideration of Ten Dollars ($10.00), and other good and valuable considerations, Assignor does hereby assign, quit claim, remise, release and assign unto the Assignee, Twenty-five percent (25%) of its working interest in and to the wells, said wells, all of which are situated in Wood County, West Virginia, and more particularly described on Exhibit A, attached hereto and made a part hereof.

     WITNESS the following signatures and seals:

MOUNTAINEER GAS TRANMISSIONS, INC.
dba: MAJESTIC GAS TRANSMISSION, INC.

By: /S/ P.A. Tanzey
Its: Secretary/Treasurer

STATE OF WEST VIRGINIA

COUNTY OF WOOD, TO WIT

     The foregoing instrument was acknowledged before me this 2nd day of December, 1996, by P.A. Tanzey, Secretary/Treasurer of Mountaineer Gas Transmission, Inc. dba: Majestic Gas Transmission, Inc., a corporation on behalf of said corporation.

My Commission expires: October 9, 2006
                       /S/ Sherry M. Leavitt
                       [STATE OF WEST VIRGINIA Notary Seal Affixed]

This instrument prepared by Majestic Gas Transmission, Inc. 408 37th Street, Parkersburg, West Virginia 26101

                            Exhibit A

Byers #1 (API #47-085-5928) and being part of that certain oil and gas lease dated June 21, 1982, from Glenn E. Mercer and Leona Mercer Lemly to S. Kenneth McCullough and T.G. Byers, of record in the office of the Clerk of the County Commission of Ritchie County, West Virginia, in Lease Book 147, at page 87.

Jackson #3, #4, #6, #7, #10, #13 (API #47-085-6248, API #47-085-5642, API #47
085-6346, API #47-085-6545, API #47-085-6569, API #47-085-6569, API #47-085
6560) and five (5) acres immediately surrounding the wells, situate on that certain oil and gas lease dated March 17, 1982, from Olin D. Jackson, et al , to Empire Drilling Company, of record in the office of the Clerk of the County Commission of Ritchie County, West Virginia, in Lease Book 142, at page 597.

Jackson #20 (API #47-085-5868) and being part of that certain oil and gas lease dated October 22, 1981, from Mary Rachel Blair Jemison, te ux, to Frontier Land Company, of record in the office of the Clerk of the County Commission of Ritchie county, West Virginia, in lease book 139, at page 432.

Lambert #1 (API #47-085-6636) and five (5) acres immediately surrounding the well, situate on that certain oil and gas lease dated Mat 8, 1983, from Mildred May Lambert to Oil Development Company, of record in the office of the Clerk of the County Commission of Ritchie County, West Virginia, in Lease Book 157, at page 769.

Nay #1 (API #47-085-5858) and being part of that certain oil and gas lease dated August 16, 1982, from Clifton Loudin Oil & Gas Company to Oil Development Co., of record in the office of the Clerk of the County commission of Ritchie County, West Virginia, in Lease Book 147, at page 244.

Scadden #1 (API #47-085-5856) and being part of that certain oil and gas lease dated October 29, 1981, from The Griffin Producing Company to Magnum Oil Corporation, of record in the office of the Clerk of the County Commission of Ritchie County, West Virginia, in Lease Book 139, at page 490.

Baker #2 (API #47-073-1830) being part of that certain oil and gas lease from Daisey M. Baker to Quaker State Oil Refining Corporation, dated June 5, 1975, covering 97 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 145, at page 95.

Ball #1A, Ball#2A (API #47-073-1873, API #47-073-1940) and being part of that certain oil and gas lease from Robert B. Ball, et ux., to Cuyahoga Land Development Corporation date April 6, 1984, covering 60 acres, or record in the office of the Clerk of the County Commission Pleasant County, West Virgina, in Deed Book 194, at page 189.

ASSIGNMENT

     THIS ASSIGNMENT made effective the 29th day of November, 1996, by and between Mountaineer Gas Transmission, Inc.; DBA; Majestic Gas Transmission, Inc., a corporation, 408 37th Street, Parkersberg, West Virginia 26101, hereinafter referred to as Assignor, and Wasatch Pharmaceutical, Inc., 714 East 7200 South, Midvale, UT 84047, hereinafter referred to as Assignee.

     WITNESSETH: That for and inconsideration of Ten Dollars ($10.00), and other good and valuable considerations, Assignor does hereby assign, quit claim, remise, release and assign unto the Assignee, Twenty-five percent (25%) of its working interest in and to the wells, said wells, all of which are situated in Ritche County, West Virginia, and more particularly described on Exhibit A, attached hereto and made a part hereof.

     WITNESS the following signatures and seals:

MOUNTAINEER GAS TRANMISSIONS, INC.
dba: MAJESTIC GAS TRANSMISSION, INC.

By: /S/ P.A. Tanzey
Its: Secretary/Treasurer

STATE OF WEST VIRGINIA

COUNTY OF WOOD, TO WIT

     The foregoing instrument was acknowledged before me this 2nd day of December, 1996, by P.A. Tanzey, Secretary/Treasurer of Mountaineer Gas Transmission, Inc. dba: Majestic Gas Transmission, Inc., a corporation on behalf of said corporation.

My Commission expires: October 9, 2006
                       /S/ Sherry M. Leavitt
                       [STATE OF WEST VIRGINIA Notary Seal Affixed]

This instrument prepared by Majestic Gas Transmission, Inc. 408 37th Street, Parkersburg, West Virginia 26101

                            EXHIBIT A

Chichester #1X (API #47-107-0604) and being part of the certain oil and gas leases form W.J. Elliott, et ux., to J.E. Olds dated April 15, 1971, covering
81.5 acres, of record in the office of the Clerk of the County Commission of wood county, West Virginia, in Deed Book 585, at page 169.

D.Wingrove #1 (API #47-107-1141) and being part of that certain oil and gas lease dated March 20, 1079, from Denzil O. Wingrove and Rachel Wingrove, his wife, to Quaker State Oil Refining Corporation, a corporation, of record in the office of the Clerk of the County Commission of Wood county, West Virginia, in Deed Book 719, at page 742.

Fauss #1, Fauss #2 (API #47-107-1133, API #47-107-1134) and being part of that certain oil and gas lease dated October 15, 1980, form Ernest J. Fauss, et al, to H.D. Wells Oil & Gas Co., of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 746, at page 325.

Jackson #1X (API #47-107-0664) and being part of that certain oil and gas lease from Mae Jackson, to J.E. Olds dated March 6, 1968, covering 70 acres, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 541, at page 411.

Morlan #1 (API #47-107-1132) and being part of that certain oil and gas lease dated April 4, 1979, from John E. Morlan and Kathleen D. Morlan, his wife, to Quaker State Oil Refining Corporation, a corporation, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 719, at page 745.

M. Wingrove #1 (API #47-107-1140) and being part of that certain oil and gas lease dated March 29, 1979, from Melvin C. Wingrove and Betty A. Wingrove, his wife, to Quaker State Oil Refining Corporation, a corporation, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 719, at page 736.

Sharp #7A (API #47-107-1131) and being part of that certain oil and gas lease dated March 6, 1979, form James P. Sharp and Eunice L. Sharp, his wife, to Quaker State Oil Refining Corporation, a corporation, of record in the office of the Clerk of the County commission of Wood county, West Virginia, in Deed Book 718, at page 416.

ASSIGNMENT

     THIS ASSIGNMENT made effective the 29th day of November, 1996, by and between Mountaineer Gas Transmission, Inc.; DBA; Majestic Gas Transmission, Inc., a corporation, 408 37th Street, Parkersberg, West Virginia 26101, hereinafter referred to as Assignor, and Wasatch Pharmaceutical, Inc., 714 East 7200 South, Midvale, UT 84047, hereinafter referred to as Assignee.

     WITNESSETH: That for and inconsideration of Ten Dollars ($10.00), and other good and valuable considerations, Assignor does hereby assign, quit claim, remise, release and assign unto the Assignee, Twenty-five percent (25%) of its working interest in and to the wells, said wells, all of which are situated in Pleasants County, West Virginia, and more particularly described on Exhibit A, attached hereto and made a part hereof.

     WITNESS the following signatures and seals:

MOUNTAINEER GAS TRANMISSIONS, INC.
dba: MAJESTIC GAS TRANSMISSION, INC.

By: /S/ P.A. Tanzey
Its: Secretary/Treasurer

STATE OF WEST VIRGINIA

COUNTY OF WOOD, TO WIT

     The foregoing instrument was acknowledged before me this 2nd day of December, 1996, by P.A. Tanzey, Secretary/Treasurer of Mountaineer Gas Transmission, Inc. dba: Majestic Gas Transmission, Inc., a corporation on behalf of said corporation.

My Commission expires: October 9, 2006
                       /S/ Sherry M. Leavitt
                       [STATE OF WEST VIRGINIA Notary Seal Affixed]

This instrument prepared by Majestic Gas Transmission, Inc. 408 37th Street, Parkersburg, West Virginia 26101

                            EXHIBIT A

Baker #2 (API #47-073-1830) being part of that certain oil and gas lease from Daisy M. Baker to Quaker State Oil Refining Corporation dated June 5, 1975, covering 97 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 145, at page 95.

Ball #1A, Ball #2A (API #47-073-1873, API #47-073-1940) and being part of that certain oil and gas lease form Robert B. Ball, et ux., to Cuyahoga Land Development Corporation dated April 6, 1984, covering 60 acres, or record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 194, at page 189.

Blouir #1, Blouir #2 (API #47-073-1819, API #47-073-1941) and being part of that certain oil and gas lease from Jack D. Blouir, te ux., to Cuyahoga Land Development Corporation dated August 25, 1983, covering 35 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 618.

Bumgardner #1, Bumgardner #3 (API 347-073 1755, API #47-073-1949) and being part of that certain oil and gas leases from Glondena Bumgardner, et al., to Cuyahoga Land Development Corporation dated July 7, 1983, covering 46 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 425.

Campbell #1 (API #47-073-1877) and being part of that certain oil and gas leases from Acey C. Cambell, et ux., to Cuyahoga Land Development Corporation dated May 9, 1984, covering 40 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 194, at page 192.

Cokeley #1, Cokely #2, Cokely #3, Cokely #4, (API #47-073-1776, API #47-073
1824, API #47-073-1829, API #47-073-1881) and being part of that certain oil and gas lease form Clyde Cokely, et ux., to Cuyahoga Land Development Corporation dated October 12, 1983, covering 109.5 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, id Deed Book 188, at page 638.

Corbitt #2, Corbitt #3, Corbitt #4, Corbitt #6, Corbitt #7 (API #47-073-1807, API #47-073-1795, API #47-073-1829, API #47=073-1794, API #47-073-1801) and
being part of that certain oil and gas lease from Cynthia Corbitt, et al, to Cuyahoga Land Development Corporation dated February 14, 1984, covering 246.5 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 190, at page 536.

Elliott #2, Elliott #4 (API #47-073-1756, API #47-073-1820) and twenty-five
(25) acres immediately surrounding the wells, situate on that certain oil and gas lease from James W. Elliott, et, ux., to Cuyahoga Land Development Corporation dated July 5, 1983, covering 142 acres, of record in the office of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 407.

Fell Heirs #1 (API #47-073-1095) and five (5) acres immediately surrounding the well, situate on that certain oil and gas lease from Hazel Fell, et al, to Gedco Oil & Gas, Inc., dated June 19, 1985, covering 225 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 203, at page 82.

Freshwater #1 (API #47-073-1836) and being part of that certain oil and gas l lease from Bertha Freshwater, to Cuyahoga Land Development Corporation dated November 3, 1983, covering 35 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 188, at page 530.

Flenor Smith #1 (API #47-073-1836) and being apart of that certain oil and gas lease from Berdine Smith, et al., to Edward P. Gallagher dated June 7, 1983, covering 37.5 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 95.

Green #1, Green #5, (API #47-073-1725, API #47-073-1833) and five (5) acres immediately surrounding the wells, situate on that certain oil and gas lease dated November 2, 1982, from T.B. Green to Oil Development Company, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 179, at page 111.

Higgins #1 (API #47-073-1754) and being part of that certain oil and gas lease from James R. Higgins, et al, to Cuyahoga Land Development Corporation dated July 6, 1983, covering 37 acres, of record in the office of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 416.

Jemison #12 (API #47-073-1774) and being part of that certain oil and gas lease form William E. Jemison, et al, to Cuyahoga Land Development Corporation dated July 6, 1983, covering 37 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 416.

J. Fulmer #1, L. Fulmer #2 (API #47-073-1784, API #47-073-1828) and being part of that certain oil and gas lease from James E. Fulmer, et ux., to Cuyahoga Land Development Corporation dated September 15, 1983, covering 68.44 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 187, at page 378.

J. Rolston #1 (API #47-073-1782) and being part of that certain oil and gas lease from James R. Rolston, et al, to Cuyahoga Land Development Corporation dated July 12, 1983, covering 88 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 186, at page 400.

Mathney #2 (API #47-073-1638) and being part of that certain oil and gas lease dated May 27, 1982, from C.L. Mathemy, et ux, to Oil Development Company, of record in the office of the Clerk of the County commission of Pleasants County, West Virginia, in Deed Book 174, at page 389.

Mees #1, Mees #2 (API #47-073-1435, API #47-073-2010) and being part of that certain oil and gas lease from Sarah E. Mees, widow, dated June 1, 1987, to Gedco Oil & Gas, Inc., covering 146 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 209, at page 403.

Rogers #1 (API #47-073-1520) and being part of that certain oil and gas lease dated February 3, 1982, from Wilda L. Livingston and Edward A. Livingston to Empire Drilling Company, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 172, at page 364; that certain oil and gas lease dated February 3, 1982, from George G. Rogers, et al. To empire Drilling Company , of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 172, at page 367; that certain oil and gas lease dated February 3, 1982, form Ronald
E. Rogers and June Rogers to Empire Drilling company, of record in the to office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 172, at page 370; that certain oil and gas lease dated February 3, 1982, from Robert T. Rogers and Blanch Rogers to Empire Drilling Company, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 172, at page 373; that certain oil and gas lease dated February 3, 1982, from Donald E. Rogers and Wilma Rogers to Empire Drilling Company, of record in the office of the clerk of the County Commission of Pleasants County, West Virginia, in Deed Book 172, at page 376.

Westbrook #1, Westbrook #2 (API #47-073-1785, API #47-073-1811) and being part of that certain oil and gas leases from Lawrence C. Westbrook, et ux., to Cuyahoga Land Development Corporation dated October 12, 1983, covering 112.08 acres, of record in the office of the Clerk of the County commission of Pleasants County, West Virginia, in Deed Book 188, at page 642.

Willingham #3 (API #47-073-1919) and being part of that certain oil and gas lease from W.J. Elliott Co., Inc., to Cuyahoga Land Development Corporation, dated February 18, 1984, covering 70,58 acres, of record in the office of the Clerk of the County Commission of Pleasants County, West Virginia in Deed Book 196, at page 432.